                                                                      Exhibit 21

                    SUBSIDIARIES OF UMB FINANCIAL CORPORATION
                                December 31, 2002

                                                                                Jurisdiction of
                                                                                ---------------
                                                                                Incorporation or
                                                                                ----------------
Name of Entity                                                                  Organization
--------------                                                                  ------------
A.  Registrant and Parent Company

    UMB Financial Corporation                                                   Missouri

B.  Subsidiaries of Registrant

         1.  UMB Bank, Omaha                                                    United States
                 UMB Financial Corporation owns 100%


         2.  UMB Bank Warsaw                                                    United States
                 UMB Financial Corporation owns 100%

                 a.  Warsaw Financial Corp.                                     Missouri
                        UMB Bank Warsaw owns 100%


         3.  UMB USA, n.a.                                                      United States
                 UMB Financial Corporation owns 100%


         4.  UMB National Bank of America                                       United States
                 UMB Financial Corporation owns 100%


         5.  UMB Bank Colorado                                                  United States
                 UMB Financial Corporation owns 100%


         6.  UMB Bank, n.a.                                                     United States
                 UMB Financial Corporation owns 100%

                 a.  Kansas City Financial                                      Kansas
                        UMB Bank, n.a. owns 100%

                 b.  UMB Bank & Trust, n.a.                                     Missouri
                        UMB Bank, n.a. owns 100%

                 c.  UMB Capital Corp.                                          Missouri
                        UMB Bank, n.a. owns 100%

                 d.  Scout Investment Advisors, Inc.                            Missouri

                       UMB Bank, n.a. owns 100%

               e.   UMB Redevelopment Corp.                                     Missouri
                       UMB Bank, n.a. owns 100%

               f.   UMB Banc Leasing Corp.                                      Missouri
                       UMB Bank, n.a. owns 100%

               g.   UMB Trust Company of South Dakota                           South Dakota
                       UMB Bank, n.a. owns 100%

               h.   UMB Scout Brokerage Services, Inc.                          Missouri
                       UMB Bank, n.a. owns 100%

               i.   UMB Scout Insurance Services, Inc.                          Missouri
                       UMB Bank, n.a. owns 100%

               j.   Kansas City Realty Company                                  Kansas
                       UMB Bank, n.a. owns 100%

                       1) UMB Realty Company, LLC                               Delaware
                            Kansas City Realty Company owns 100%


         7.  UMB Properties, Inc.                                               Missouri
               UMB Financial Corporation owns 100%

         8.  United Missouri Insurance Co.                                      Arizona
               UMB Financial Corporation owns 100%

         9.  UMB CDC                                                            Missouri
               UMB Financial Corporation owns 100%

         10. UMB Consulting Services, Inc.                                      Missouri
               UMB Financial Corporation owns 100%

         11. UMB Fund Services, Inc.                                            Wisconsin
               UMB Financial Corporation owns 100%

               a. UMB Distribution Services, LLC                                Wisconsin
                       UMB Fund Services, Inc. owns 100%